UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  March 16, 2020
Diebold Nixdorf, Incorporated

(Exact name of registrant as specified in its charter)
_________________________________________________

Ohio		1-4879	34-0183970

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077,
North Canton,	Ohio		44720-8077

(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, $1.25 par value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, Diebold Nixdorf, Incorporated (the “Company”) and Diebold Self-Service Solutions S.a r.l. are borrowers and certain of the Company’s domestic subsidiaries are guarantors under a credit agreement, dated as of November 23, 2015 (as amended, supplemented and otherwise modified, the “Senior Credit Facility”), with JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and other persons party thereto, which provides for a revolving facility of up to approximately $412.5 million (the “Revolving Facility”).

On March 16, 2020, the Company provided notice to the administrative agent under the Revolving Facility to draw down the entire available amount $325.9 million under the Revolving Facility. While the Company has ample liquidity, it is increasing its cash position out of an abundance of caution in light of the evolving COVID-19 health situation and related macroeconomic implications. The Company is enhancing its financial flexibility as a critical provider of Connected Commerce solutions to financial institutions, supermarkets, pharmacies and fuel stations through its industry-leading automated teller machines (ATMs), AllConnect ServicesSM, retail self-checkout and point of sale solutions. The additional borrowings under the Revolving Facility may be used for general corporate purposes.

As of March 19, 2020, a total of $412.5 million was outstanding or utilized for letters of credit issued under the Revolving Facility. Approximately $68.8 million of the commitments under the Revolving Facility mature on December 23, 2020, and approximately $343.8 million of the commitments under the Revolving Facility mature on April 30, 2022.  The Company may repay amounts borrowed under the Revolving Facility at any time without penalty.

Additionally, in February the Company obtained an amendment to the Senior Credit Facility that will provide additional flexibility to refinance debt in the future. Specifically, this amendment permits the Company to raise different types of secured and unsecured debt as well as the option to tender for secured debt on favorable terms ahead of the maturity dates.

Forward-Looking Statements
In this current report on Form 8-K, statements that are not historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company's future operations, financial condition, liquidity, and ability to refinance debt in the future. Statements can generally be identified as forward looking because they include words such as "believes," "anticipates," "expects," "could," "should" or words of similar meaning. Statements that describe the Company's future plans, objectives or goals are also forward-looking statements. Forward-looking statements are subject to assumptions, risks and uncertainties that may cause actual results to differ materially from those contemplated by such forward-looking statements. The factors that may affect the Company's results include, among others: the ultimate impact of the ongoing coronavirus (COVID-19) outbreak; the ultimate impact of the appraisal proceedings initiated in connection with the implementation of the domination and profit and loss transfer agreement with Diebold Nixdorf AG and the merger squeeze-out; the Company's ability to achieve benefits from its cost-reduction initiatives and other strategic initiatives, such as DN Now, including its planned restructuring actions, as well as its business process outsourcing initiative; the success of the Company’s new products, including its DN Series line; the Company's ability to comply with the covenants contained in the agreements governing its debt; the Company's ability to successfully refinance its debt when necessary or desirable; the ultimate outcome of the Company’s pricing, operating and tax strategies applied to former Diebold Nixdorf AG and the ultimate ability to realize cost reductions and synergies; the changes in political, economic or other factors such as interest rates, currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the worldwide business in each of the Company's operations; interest rate foreign currency exchange rate fluctuations, including the impact of currency devaluations in countries experiencing high inflation rates; changes in political, economic or other factors such as currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the worldwide business in each of the Company's operations; the Company’s reliance on suppliers and any potential disruption to the Company’s global supply chain; the impact of market and economic conditions, including any additional deterioration and disruption in the financial and service markets, including the bankruptcies, restructurings or consolidations of financial institutions, which could reduce our customer base and/or adversely affect our customers' ability to make capital expenditures, as well as adversely impact the availability and cost of credit; interest rate and foreign currency exchange rate fluctuations, including the impact of possible currency devaluations in countries experiencing high inflation rates; the acceptance of the Company's product and technology introductions in the marketplace; competitive pressures, including pricing pressures and technological developments; changes in the Company's relationships with customers, suppliers, distributors and/or partners in its business ventures; the effect of legislative and regulatory actions in the U.S. and internationally and the Company’s ability to comply with government regulations; the impact of a security breach or operational failure on the Company's business; the Company's ability to successfully integrate other acquisitions into its operations; the Company's success in divesting, reorganizing or exiting non-core and/or non-accretive businesses; the Company's ability to maintain effective internal controls; changes in the Company's intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes; unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments; the investment performance of the Company's pension plan assets, which could require the Company to increase its pension contributions, and significant changes in healthcare costs, including those that may result from government action; and the amount and timing of repurchases of the Company's common shares, if any; and other factors included in the Company's filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2019 and in other documents that the Company files with the SEC. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements. The Company assumes no obligation to update any forward-looking statements, which speak only to the date of this current report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
March 20, 2020	By:	/s/ Jonathan B. Leiken
		Name:	Jonathan B. Leiken
		Title:	Senior Vice President, Chief Legal Officer and Secretary